SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 29, 2009

                           HOLLOMAN ENERGY CORPORATION
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

         Nevada                      000-52419                77-0643398
------------------------       ---------------------      -------------------
(State of incorporation)       (Commission File No.)        (IRS Employer
                                                          Identification No.)
                       333 North Sam Houston Parkway East
                                    Suite 600
                              Houston, Texas, 77060
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (281) 260-0193

                         _____________N/A______________

          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On January 29, 2009, David R. Lewis submitted his resignation as a director of the Company. Mr. Lewis had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 29, 2009                HOLLOMAN ENERGY CORPORATION

                                        By:   /s/ Grant Petersen
                                             ------------------------------
                                             Grant Petersen, President and Chief
                                             Executive Officer